Exhibit 99.1


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - THIRD QUARTER 2003
(in thousands, except %)

                                               Three months ended September 30,   Three months ended September 30,
                                               --------------------------------   --------------------------------
                                                    2003               %               2002               %
                                               ----------------- --------------   ---------------- ---------------
COMPOSITION
-----------
Revenues:
    Retirement Centers
      Independent living                             $ 32,431            34.7%          $ 30,380             35.9%
      Assisted living                                  11,453            12.2%            10,188             12.0%
      Skilled Nursing                                  15,691            16.8%            14,652             17.3%
      Therapy Revenue                                   4,796             5.1%             3,529              4.2%
      Ancillary Services                                4,742             5.1%             4,966              5.9%
      Net Entry Fee Revenue                             1,537             1.6%             1,951              2.3%
                                                     --------             ----          --------              ----
                                                       70,650            75.5%            65,666             77.6%
    Freestanding Assisted Living                      19,948             21.3%           17,320              20.5%
                                                     --------            -----          --------             -----
    Total Resident and Healthcare Revenue              90,598            96.9%            82,986             98.1%

    Management Services                                 1,504             1.6%               432              0.5%
    Reimbursed Expenses                                 1,430             1.5%             1,198              1.4%
                                                     --------             ----          --------              ----
                                                        2,934             3.1%            1,630               1.9%
                                                     --------             ----          --------              ----

    Total Revenues                                   $ 93,532           100.0%          $ 84,616            100.0%

BY SOURCE
    Private Pay                                      $ 82,530            88.2%          $ 75,671             89.5%
    Medicare                                            9,264             9.9%             7,476              8.8%
    Medicaid                                            1,738             1.9%             1,469              1.7%
                                                     --------             ----          --------              ----
    Total                                            $ 93,532           100.0%          $ 84,616            100.0%



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - THIRD QUARTER 2003
 ($'s in thousands)

 INCLUDING ENTRY FEE COMMUNITIES:
 --------------------------------                  Three months ended September 30,             $              %
                                                   -----------------------------------
                                                       2003                 2002              Change        Change
                                                   ------------------   --------------  --------------  -------------
Resident & Healthcare revenue                            $ 85,200             $ 79,195         $ 6,005           7.6%
Community operating expense                                60,331               58,076           2,255           3.9%
                                                   ------------------   --------------  --------------  -------------
Community operating contribution                         $ 24,869             $ 21,119           3,750          17.8%
Community operating margin                                  29.2%                26.7%

# Locations                                                    52                   52
Avg. Occupancy                                                91%                  90%
Avg. Occupied Units                                         9,056                8,959            $ 97           1.1%
Avg. Mo. Revenue/unit                                       3,136                2,947             189           6.4%
Avg. Mo. Expense/unit                                       2,221                2,161              60           2.8%

 EXCLUDING ENTRY FEE COMMUNITIES:
---------------------------------                  Three months ended September 30,             $              %
                                                   -----------------------------------
                                                       2003                 2002              Change        Change
                                                   ------------------  ---------------  --------------  -------------
Resident & Healthcare revenue                            $ 65,490               60,377         $ 5,113           8.5%
Community operating expense                                44,903               43,876           1,027           2.3%
                                                   ------------------  ---------------  --------------  -------------
Community operating contribution                         $ 20,587             $ 16,501           4,086          24.8%
Community operating margin                                  31.4%                27.3%

# Locations                                                    47                   47
Avg. Occupancy                                                91%                  90%
Avg. Occupied Units                                         6,992                6,938          $   54           0.8%
Avg. Mo. Revenue/unit                                       3,122                2,901             221           7.6%
Avg. Mo. Expense/unit                                       2,141                2,108              33           1.6%


* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. Three communities that are currently being held for sale and as discontinued operations and one community with an expansion opening in May 2003 have been excluded.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ENTRY FEE COMMUNITIES - THIRD QUARTER 2003
 ($'s in thousands)





                                        Owned     Freedom
                                      & Leased    Square      Total
                                    ---------------------------------
Entry Fee Units:
  Total Units                            1,704        362      2,066
  Occupancy                               93.3%      98.6%      94.2%
  Available Units                          114          6        120


Resale Cash Flow Summary:
   # of Sales                               68         22         90
   Gross Sales                       $   9,323  $   2,159  $  11,482
   Net Sales after Refunds               6,076      1,555      7,631


Entry Fee Unit Valuation:  *
   Available Units                   $  19,213  $     687  $  19,900
   Total Unit Value                    287,435     41,460    328,895


* The EF Unit Valuation is based on current sale prices of the units. The Total Unit Value includes all units both sold and unsold within each community.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - THIRD QUARTER 2003
 ($'s in thousands)




                                         Q1 02       Q2 02       Q3 02       Q4 02       Q1 03       Q2 03      Q3 03
                                      ----------- ----------- ----------- ----------- ----------- ----------- ----------
Resident and healthcare revenue        $  14,757   $  15,812   $  17,320   $  18,191   $  18,771   $  19,378   $ 19,948
Community operating expense               14,133      14,626      15,336      15,689      15,773      15,593     15,413
                                      ----------- ----------- ----------- ----------- ----------- ----------- ----------
Community operating contribution             624       1,186       1,984       2,502       2,998       3,785      4,535


Ending Occupancy                           1,817       1,968       2,112       2,129       2,135       2,145      2,176
Ending Occupancy %                          69.5%       75.3%       80.7%       81.4%       81.6%       81.8%      83.1%


Average Monthly Occupancy                  1,733       1,853       2,027       2,116       2,124       2,132      2,155
Monthly Revenue per unit                   2,838       2,844       2,848       2,866       2,946       3,030      3,086



NOTE: Excludes two non-consolidated joint ventures and three communities held for sale and as discontinued operations. All periods have been reclassed to conform to this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - THIRD QUARTER 2003


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------

                                                Locations   Capacity
                                               ----------- -----------
Rental Retirement Centers:
     Owned-100%                                         3         523
     Leased                                            19       5,326
     Managed with purchase rights                       -           -
     Managed - other                                    2         589
                                               ----------- -----------
                                                       24       6,438

Entry Fee Retirement Centers:
     Owned-100%                                         4       1,721
     Leased                                             1         554
     Managed-Freedom Square                             1         735
     Managed-other                                      2         477
                                               ----------- -----------
                                                        8       3,487

Freestanding AL's:
     Owned-100%                                         9         871
     Owned-Joint Venture                                3         256
     Leased                                            21       1,870
                                               ----------- -----------
                                                       33       2,997

All Communities:
     Owned-100%                                        16       3,115
     Owned-Joint Venture                                3         256
     Leased                                            41       7,750
     Managed with purchase rights                       -           -
     Managed-Freedom Square                             1         735
     Managed-other                                      4       1,066
                                               ----------- -----------
                                                       65      12,922



Note: Leased communities include both operating and capital leases.
      Two of the three Owned-Joint Ventures are managed and are not consolidated.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW



                                                                                            Incremental   Incremental
                                               Nine Months     Six Months    Three Months   Three Months  Three Months
                                                  Ended           Ended          Ended         Ended         Ended
                                               Sept 30,2003   June 30,2003   March 31,2003  June 30,2003  Sept 30,2003
                                              -------------  -------------- -------------- ------------- -------------

 Net cash and cash equivalents (used) /
  provided by continuing operations           $       (978)  $      (2,203) $      (3,346) $      1,143  $      1,225

 Adjustments for Free Cash Flow:
    Changes in assets and liabilities,
     exclusive of acquisitions and sale
     leaseback transactions                         (4,402)           (798)           586        (1,384)       (3,604)
    Prepayment penalties associated with
     financing transactions                          1,020                                                      1,020
    Accrued but unpaid HCPI interest due at
     loan maturity                                   9,655           6,378          3,120         3,258         3,277
    Adjustments for lease and derivative
     accruals                                        1,561           1,230            476           754           331
    Additions to land, building and equipment       (7,431)         (4,614)        (2,200)       (2,414)       (2,817)
    Distributions to minority interest holders        (913)           (613)          (312)         (301)         (300)
    Principal reductions in master trust
     liability                                      (1,037)           (703)          (357)         (346)         (334)
    Accrual of contingent earnouts                    (594)           (594)          (594)            -             -
                                               ------------   -------------  -------------  ------------  ------------

 Free cash flow before principal payments           (3,119)         (1,917)        (2,627)          710        (1,202)

    Principal payments on long-term debt           (12,067)         (9,020)        (2,866)       (6,154)       (3,047)

                                              -------------  -------------- -------------- ------------- -------------
 Free cash flow                               $    (15,186)  $     (10,937) $      (5,493) $     (5,444) $     (4,249)
                                              =============  ============== ============== ============= =============







               Given the Company's high leverage and reported operating losses, the Company believes that Free Cash Flow is a useful liquidity measurement for investors in analyzing the Company's progress.